UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 22, 2004



                           DECKERS OUTDOOR CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)


         0-22446                                           95-3015862
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(Commission File Number)                       (IRS Employer Identification No.)


     495A South Fairview Avenue, Goleta, California                93117
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         (Address of principal executive offices)                (Zip code)
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Registrant's telephone number, including area code           (805) 967-7611
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                                      None
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          (Former name or former address, if changed since last report)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

                  EXHIBIT NO.    DESCRIPTION
                     99.1        Press release, dated July 22, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 22, 2004, Deckers Outdoor Corporation issued a press release announcing financial results for the quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     The information in this Current Report on Form 8-K, including the exhibit, will not be treated as "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Deckers Outdoor Corporation

           Date:  July 22, 2004            /s/ M. Scott Ash
                                           -------------------------------------
                                           M. Scott Ash, Chief Financial Officer